Income Taxes	12 Months Ended
Jan. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12 – Income taxes

As of January 31 our deferred tax asset is as follows:

	January 31, 2016	January 31, 2015
Deferred Tax Assets	$9,391,000	$8,853,000
Less Valuation Allowance	(9,391,000)	(8,853,000)
	$-	$-

Management has elected to provide a deferred tax asset valuation allowance equal to the potential benefit due to our history of losses. If we demonstrate the ability to generate future taxable income, management will re-evaluate the allowance. The decrease in the valuation allowance of $538,000 during the year ended January 31, 2016 primarily represents the increase in net operating loss carry-forwards during the period offset against the valuation allowance. The decrease in the valuation allowance of $1,390,000 during the year ended January 31, 2015 primarily represents the utilization of net operating loss carry-forwards during the period to offset taxable income for the year. As of January 31, 2016, our estimated net operating loss carry-forward is approximately $27,000,000 and expires beginning in 2026 through 2036.

Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three year period. Such limitation of the net operating losses may have occurred but we have not analyzed it at this time as the deferred tax asset is fully reserved. We have federal and state net operating loss carry-forwards that are available to offset future taxable income.